UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 17, 2012

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

BLUE NILE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

411 FIRST AVENUE SOUTH, SUITE 700, SEATTLE, WASHINGTON, 98104

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 336-6700

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

N/A

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 17, 2012, Blue Nile, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders. There were 13,891,682 shares of common stock entitled to be voted; 12, 895,924 shares were voted in person or by proxy. The Company’s shareholders voted on the following matters:

1.	The election of three directors to serve until the 2015 Annual Meeting of Stockholders;

2.	The ratification of the selection of Deloitte & Touche, LLP to serve as the Company’s independent auditor for the fiscal year ending December 30, 2012; and

3.	On an advisory basis, the approval of the executive compensation disclosed in the Company’s Proxy Statement dated April 17, 2012.

The results of the shareholder votes are set forth below:

Board of Directors

Nominees	For	Withheld	Broker Non-Votes
Michael Potter	12,360,826	25,761	509,337
Steve Scheid	12,339,822	46,765	509,337
Mary Alice Taylor	12,272,155	114,432	509,337

Ratification of Selection of Independent Auditor

For	Against	Abstain
12,867,503	26,876	1,545

Approval, on an Advisory Basis, of Executive Compensation

For	Against	Abstain	Broker Non-Votes
12,056,975	329,005	607	509,337

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ David Binder
David Binder

Dated: May 23, 2012		Chief Financial Officer
(Principal Financial Officer)

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